UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2017

FIRST SOUTH BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	0-22219	56-1999749
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1311 Carolina Avenue, Washington, North Carolina	27889
(Address of principal executive offices)	(Zip Code)

(252) 946-4178

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders (“Special Meeting”) of First South Bancorp, Inc. (“Company”) was held on Thursday, October 26, 2017 at 11:00 a.m. eastern time, at the First South Bank Operations Center located at 220 Creekside Drive, Washington, North Carolina.

The stockholders eligible to vote at the Special Meeting were those of record as of August 25, 2017. A certified list of stockholders eligible to vote at the Special Meeting indicated 9,503,691 votes were entitled to be cast at the Special Meeting, of which 3,167,897 votes represented a quorum. A total of 7,317,674 votes, representing 77.0% of the votes eligible to be cast, were present in person or by proxy at the Special Meeting, constituting a quorum.

The purpose of the Special Meeting was for considering and acting upon the following three matters: to approve the Agreement and Plan of Merger and Reorganization by and between the Company and Carolina Financial Corporation (“Carolina Financial”), under which the Company will merge with and into Carolina Financial (requires more than two-thirds of total eligible votes for approval); to cast a non-binding advisory vote to approve compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the merger agreement (requires a majority of votes cast for approval); and to vote on a proposal to approve the adjournment or postponement of the Special Meeting to a later date or dates, if necessary or appropriate to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the merger agreement (requires a majority of votes cast for approval).

The following are the results of the voting for each the three matters presented:

1.	To approve the Agreement and Plan of Merger and Reorganization:

	For	Against	Abstain
Number of votes cast	7,196,071	85,319	36,284

2.	To cast a non-binding advisory vote on compensation that may be paid to named executive officers:

	For	Against	Abstain
Number of votes cast	5,496,116	1,346,069	475,489

3.	To approve the adjournment or postponement of the Special Meeting to a later date, if necessary:

	For	Against	Abstain
Number of votes cast	6,879,689	183,967	254,018

Item 8.01.	Other Events.

On October 27, 2017, the Company and Carolina Financial issued a joint press release to announce (1) that the stockholders of both the Company and Carolina Financial have approved the merger agreement, (2) that the Company and Carolina Financial have received all required regulatory approvals in connection with the merger, (3) that the merger is expected to close on November 1, 2017, and (4) that the Company and Carolina Financial have determined the final exchange ratio in accordance with the terms of the merger agreement. First South stockholders will receive 0.5064 newly issued shares of Carolina Financial common stock for each share of First South common stock held immediately prior to the effective time of the merger.

A copy of the joint press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated October 27, 2017

Forward-Looking Statements

Certain statements in this Form 8-K contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements include, but are not limited to, statements with respect to plans, objectives, expectations and intentions and other statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although the parties making such statements believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, the Company provides no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any other person that the future events, plans, or expectations contemplated will be achieved.

Additional Information About the Merger and Where to Find It

The Company and Carolina Financial have filed relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, which includes a joint proxy statement of the Company and Carolina Financial and a prospectus of Carolina Financial, as well as other relevant documents concerning the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such off, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

STOCKHOLDERS OF THE COMPANY AND CAROLINA FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders of the Company and Carolina Financial may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about the Company and Carolina Financial, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to: First South Bancorp, Inc., 1311 Carolina Avenue, Washington, NC 27889, Attention: Scott C. McLean, Executive Vice President and Chief Financial Officer or Carolina Financial Corporation, 288 Meeting Street, Charleston, South Carolina 29401, Attention: William A. Gehman, III, Executive Vice President and Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

First South Bancorp, Inc.
(Registrant)

Date: October 27, 2017	By:	/s/ Scott C. McLean
Scott C. McLean
Executive Vice President
Chief Financial Officer

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